Exhibit 10.1

CONFIDENTIAL

FIRST AMENDMENT TO SHARE PURCHASE AND SALE AGREEMENT

AND OTHER PACTS

executed on

March 7th, 2018

by and between

RICARDO GOMES CLEMENTE

PEDRO HENRIQUES DOS SANTOS TEIXEIRA

JORGE LUIZ DE BRITO FALCÃO

HUBERT AUREO CERQUEIRA LIMA DA FONSECA

LÉLIO DE SOUZA JÚNIOR

DLR2 INVESTIMENTOS E PARTICIPAÇÕES LTDA.

RAFAEL GOMES CLEMENTE

ANDRE REGO MACIEIRA

JUAN PEDRO ALVES LOPES

CARLOS ERICH KRAMER NETO

as Sellers

RIGNET SERVIÇOS DE TELECOMUNICAÇÕES BRASIL, LTDA.

as Buyer

and as intervening party

INTELIE SOLUÇÕES EM INFORMÁTICA LTDA.

RIGNET, INC.

CONFIDENTIAL

FIRST AMENDMENT TO THE

SHARE PURCHASE AND SALE AGREEMENT AND OTHER PACTS

This First Amendment to Share Purchase and Sale Agreement and Other Pacts (“Amendment”) is entered on this date, by and between:

i.

RigNet Serviços de Telecomunicações Brasil Ltda., a limited liability company organized and existing in accordance with the laws of Brazil, with head offices at Av. Rio Branco, 181, 18th floor, room 1901, Centro, Zip Code 20040-007, City of Rio de Janeiro, State of Rio de Janeiro, Brazil, enrolled with the CNPJ/MF under No. 13.231.598/0001-71, herein represented by its manager, Mr. Cícero Augusto Oliveira Alencar, Brazilian, widower, accountant, bearer of ID No. 026.938-8 CRC/RJ, enrolled with CPF/MF under No. 268.425.057-04, resident and domiciled at Rua Cassiano Ricardo, 132, house 102, Ilha do Governador, Zip Code 21920-410, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“Buyer”);

ii.

Ricardo Gomes Clemente, Brazilian, married under the partial property regime, businessman, bearer of ID No. 12.813.074-7, issued by IFP/RJ, enrolled with CPF/MF under No. 091.304.257-94, resident and domiciled at Rua Guimarães Natal, 19, apto. 201, Copacabana, Zip Code 22011-090, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“Ricardo”) and also representing his spouse for all purposes of law, including, without limitation, those set forth in article 1,647 of the Civil Code, Mrs. Ana Laura Caiado Canedo Clemente, Brazilian, Medical Doctor, bearer of ID No. 3776154, enrolled with the CPF/MF under No. 898.680.801-4;

iii.

Pedro Henriques dos Santos Teixeira, Brazilian, married under the partial property regime, businessman, bearer of ID No. 10.805.037-9, issued by IFP/RJ, enrolled with CPF/MF under No. 102.546.347-10, resident and domiciled at Rua Einstein, 88, apto. 204, Barra da Tijuca, Zip Code 22611-240, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“Pedro”) and also representing his spouse for all purposes of law, including, without limitation, those set forth in article 1,647 of the Civil Code, Mrs. Gabriela Caroli de Souza, Brazilian, Dentist, bearer of ID No. 20.233.206-0, enrolled with the CPF/MF under No. 106.590.007-41;

iv.

Jorge Luiz de Brito Falcão, Brazilian, single, businessman, bearer of ID No. 11.300.017-8, issued by IFP/RJ, enrolled with CPF/MF under No. 084.355.917-94, resident and domiciled at Av. Padre Antônio Jose dos Santos, 530, apto. 171W, Brooklin Paulista, Zip Code 04563-01, City of São Paulo, State of São Paulo, Brazil (“Jorge Luiz”);

v.

Hubert Aureo Cerqueira Lima da Fonseca, Brazilian, single, businessman, bearer of ID No. 020.194.946-8, issued by IFP/RJ, enrolled with CPF/MF under No. 098.668.307-80, resident and domiciled at Rua Esteves Junior, 72, apto. 301, Laranjeiras, Zip Code 22231-160, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“Hubert”);

vi.

Lélio de Souza Júnior, Brazilian, married under the partial property regime, engineer, bearer of ID No. 14.103.9097-7, issued by IFP/RJ, enrolled with CPF/MF under No. 988.963.346-91, resident and domiciled at Rua Silva Correia, 153, apto. 11, Vila Nova Conceição, Zip Code 04537-040, City of São Paulo, State of São Paulo, Brazil (“Lélio”) and also representing his spouse for all purposes of law, including, without limitation, those set forth in article 1,647 of the Civil Code, Mrs. Juliana Vinhoti Marting, Brazilian, Food Engineer, bearer of ID No. 26.352.390-1, issued by SSP/SP, enrolled with the CPF/MF under No. 285.651.958-05;

vii.

DLR2 Investimentos e Participações Ltda., a limited liability company organized and existing in accordance with the laws of Brazil, with head offices at Av. Presidente Vargas, 290, 6th floor, Centro, Zip Code 20091-060, City of Rio de Janeiro, State of Rio de Janeiro, Brazil, enrolled with the CNPJ/MF under No. 17.686.352/0001-45, herein represented by its manager, Mr. Lélio de Souza Júnior, qualified above, and Mr. Rodrigo de Queiroz Caserta, Brazilian, married under the partial property regime, bearer of ID No. 09998311-6 IFP/RJ, enrolled with CPF/MF under No. 071.623.027-50, resident and domiciled at Rua Volta Redonda, 270, apto. 31, Torre Figueira, Campo Belo, CEP 04608-010, City of São Paulo, State of São Paulo, Brazil (“DLR2”);

viii.

Rafael Gomes Clemente, Brazilian, single, engineer, bearer of ID No. 12.055.172-6, issued by IFP/RJ, enrolled with CPF/MF under No. 087.321.187-16, resident and domiciled at Rua Guimarães Natal, 19, apto. 201, Copacabana, Zip Code 22011-090, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“Rafael”);

ix.

André Rego Macieira, Brazilian, married under the partial property regime, engineer, bearer of ID No. 012.655.008-6, enrolled with CPF/MF under No. 053.662.027-01, resident and domiciled at Rua Roberto Dias Lopes, 59, apto. 301, Leme, Zip Code 22.010-110, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“André”) and also representing his spouse for all purposes of law, including, without limitation, those set forth in article 1,647 of the Civil Code, Mrs. Tatiana Holanda Cavalcanti Sirimarco Macieira, Brazilian, Lawyer, bearer of ID No. 124193 OAB/RJ, enrolled with the CPF/MF under No. 084.318.467-12;

x.

Juan Pedro Alves Lopes, Brazilian, married under the partial property regime, programmer, bearer of ID No. 20.550.697-5, enrolled with CPF/MF under No. 124.212.067-07, resident and domiciled at Rua Antonio Basílio, 227, flat 403, Tijuca, ZIP Code 20.511-190, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“Juan”) and also representing his spouse for all purposes of law, including, without limitation, those set forth in article 1,647 of the Civil Code, Mrs. Jacqueline Abreu do Nascimento Telles Rodrigues Lopes, Brazilian, programmer, bearer of ID No. 20754939-5, enrolled with the CPF/MF under No. 115.341.187-30; and

xi.

Carlos Erich Kramer Neto, Brazilian, married under the partial property regime, designer, bearer of ID No. 12484408-5, enrolled with CPF/MF under No. 089.513.687-26, resident and domiciled at Rua Borda do Mato, 298, flat 511, Grajaú, CEP 20.561-208, City of Rio de Janeiro, State of Rio de Janeiro, Brazil (“Carlos”) and also representing his spouse for all purposes of law, including, without limitation, those set forth in article 1,647 of the Civil Code, Mrs. Rosselline Wanderoscky de Oliveira, Brazilian, professor, bearer of ID No. 12317757-8, enrolled with the CPF/MF under No. 055.234.907-09;

Ricardo, Pedro, Jorge Luiz, Hubert, Lélio, DLR2, Rafael, Andre, Juan and Carlos are jointly referred to as the “Sellers” and, as intervening parties,

xii.

Intelie Soluções em Informática S.A., a sociedade anônima organized and existing in accordance with the laws of Brazil, with head offices at Av. Rio Branco, 277, room 301, Centro, Zip Code 20040-009, City of Rio de Janeiro, State of Rio de Janeiro, Brazil, enrolled with the CNPJ/MF under No. 10.454.306/0001-71, herein represented by its managers, Mr. Ricardo Gomes Clemente, qualified above, and Mr. Pedro Henriques dos Santos Teixeira, qualified above (“Intelie Brazil” and together with Intelie USA, the “Company”); and

xiii.

RigNet, Inc., a company organized and existing in accordance with the laws of the State of Delaware, with head offices at 15115 Park Row, Suite 300, Houston, Texas, USA, herein represented by its Chief Executive Officer, Mr. Steven Pickett (“RigNet”).

RECITALS

A.

WHEREAS, Sellers and Buyer entered into a Share Purchase Agreement on January 15th, 2018 (the “Agreement”) for the acquisition of 100% of the outstanding shares of the Company, free and clear of any Liens, which completion remains subjected to satisfaction of the conditions precedents established in the Agreement;

B.

WHEREAS, after the execution date of the Agreement, Rafael, Andre and DLR2 have subscribed to 17,550 additional Shares of the corporate capital of the Company, in the total aggregate amount of R$ 585,000.00 for the purpose of meeting certain cash needs of the Company;

C.	WHEREAS, as a consequence of the subscription of the aforementioned Shares in Recital B, payment of the Purchase Price shall no longer be in the proportion indicated in Appendix I of the Agreement;

D.	WHEREAS, pursuant to Section 10.4 of the Agreement no modification to the Agreement will be binding unless made in writing and signed by a duly authorized representative of each Party; and

E.	WHEREAS, the Parties wish to amend the Agreement with respect to the Purchase Price distribution among Sellers on the Closing Date.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Buyer and the Sellers (individually, a “Party” and, collectively, the “Parties”) mutually agree as follows:

1. The Parties agree that a new Appendix should be added to the Agreement, numbered “III” to provide for the capital distribution among Sellers at Closing. The new Appendix III shall provide the following:

Appendix III

Sellers Corporate Interest at Closing

Partner	(R$) # of Shares	Participation in Company Capital (%)
Hubert	38,400.00	4,0000%
Juan	9,600.00	1,0000%
Carlos	9,600.00	1,0000%
DLR2	30,000.00	3,125%
Rafael	15,000.00	1,563%
Andre	15,000.00	1,563%
Lelio	68,160.00	7,1000%
Pedro	258,080.00	26,883%
Jorge	258,080.00	26,883%
Ricardo	258,080.00	26,883%

TOTAL	960,000	100,00%

2. Reference to “Appendix I” in the Definition of “Corporate Reorganization Documents” should be henceforward read as reference to “Appendix III”:

“Corporate Reorganization Documents” means (a) the transformation of the Company into a corporation (sociedade anônima) and (b) the transfer of the issued shares of the Company among the Sellers to compose the capital distribution described in Appendix III upon their registration in the Company’s Registry Log Book of Transfer of Shares (Livro de Transferência de Ações Nominativas) and in the Company’s Share Registry Book (Livro de Registro de Ações), to be held as soon as item “a” above is filed with the Commercial Registry.”

3. Section 2.2.1 of the Agreement is hereby amended by altering reference to “Appendix I” and replacing for “Appendix III”:

“2.2.1. The Purchase Price shall be paid to Sellers in the proportion established in Appendix III as directed by the Sellers’ Representative, except for payments due in accordance with Sections 2.3.2 to 2.3.5 which shall be paid pursuant to the proportion established in Schedule 2.2.1 of this Agreement.”

4. Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

5. Each reference in the Agreement shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

6. The Agreement, as amended hereby, is in all respects ratified, approved and confirmed.

7. This Amendment may be executed in any number of counter parts, all of which together make and shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterparts.

8. This Amendment shall in all respects be governed and construed in accordance with , the laws of Brazil, including all matters of construction, validity and performance. Any dispute arising from this Amendment shall be resolved according to the rules established in the Agreement.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed by its duly authorized representatives in the presence of the two witnesses below.

Rio de Janeiro, March 7th, 2018.

Buyer:

RigNet Serviços de Telecomunicações Brasil Ltda.
Cicero Augusto Oliveira Alencar
Manager

Sellers:

Ricardo Gomes Clemente	Pedro Henriques dos Santos Teixeira

Jorge Luiz de Brito Falcão	Hubert Aureo Cerqueira Lima da Eonseca

Lélio de Souza Júnior	DLR2 Investimentos e Participações Ltda.
Lélio de Souza Júnior
Manager

Rafael Gomes Clemente	André Rego Macieira

Juan Pedro Alves Lopes	Carlos Erich Kramer Neto

Intvervening Parties:

Intelie Soluções em Informática S.A.	Intelie Soluções em Informática S.A.
Ricardo Gomes Clemente	Pedro Henriques dos Santos Teixeira
Manager	Manager

RigNet, Inc.
Steven Pickett

Spouses:

Ana Laura Caiado Canedo Clemente	Gabriela Caroli de Souza
Ricardo Gomes Clemente’s Spouse	Pedro Henriques dos Santos Teixeira’s Spouse

Juliana Vinhoti Martins	Tatiana Holanda Cavalcanti Sirimarco Macieira
Lélio de Souza Júnior’s Spouse	André Rego Macieira’s Spouse

Jacqueline Abreu do Nascimento Telles Rodrigues Lopes	Rosselline Wanderoscky de Oliveira
Juan Pedro Alves Lopes’ Spouse	Carlos Erich Kramer Neto’s Spouse

Witnesses:

1)	2)
Name: Raphael de Oliveira	Name: Jacqueline Roberta Silva de Bedey
RG: 24588.003-4	RG: 46.943.241-x
CPF: 130.571.237-40	CPF: 465.847.088-88

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